                                                                    EXHIBIT 99.8

                              AGREEMENT OF MERGER

     This Agreement of Merger (the "Agreement") is made and entered into as of
                                    ---------
______, 2001 by and among iPrint Technologies, inc., a Delaware corporation,

("Purchaser"), Wood Alliance, Inc., a California corporation (the "Company") and
-----------                                                        -------
Metal Combination Corp., a California corporation and a wholly-owned subsidiary of Purchaser ("Merger Sub" and, together with the Company, the "Constituent
               ----------                                       -----------
Corporations").
------------

                                    RECITALS

     A. Purchaser, Company and Merger Sub have entered into that certain Agreement and Plan of Reorganization dated as of June 23, 2001 (the

"Reorganization Agreement"), providing for, among other things, the execution
-------------------------
and filing of this Agreement and the merger of Merger Sub with and into the Company upon the terms set forth in the Reorganization Agreement and this Agreement (the "Merger"). Terms used, but not defined, herein shall have the
                ------
meanings set forth in the Reorganization Agreement.

     B. The respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interests of each of such corporations and their respective shareholders that Merger Sub be merged with and into the Company and have approved this Agreement and the Merger.

     C. The Reorganization Agreement, this Agreement and the Merger have been approved by the shareholders of the Company and by the sole shareholder of Merger Sub.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, each of the Constituent Corporations hereby agrees that Merger Sub shall be merged with and into the Company in accordance with the Reorganization Agreement and the provisions of the laws of the State of California, upon the terms and subject to the conditions set forth as follows:

                                   ARTICLE I

                         THE CONSTITUENT CORPORATIONS

     1.1  The Company.  The Company is a corporation duly organized and existing
          -----------
under the laws of the State of California.

     1.2  Merger Sub.  Merger Sub is a corporation duly organized and existing
          ----------
under the laws of the State of California.

                                  ARTICLE II

                                  THE MERGER

     2.1  The Merger.  At the Effective Time (as defined in Section 2.2) and
          ----------
subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Corporations Code of the State of California ("California Law"), Merger Sub shall be merged with and into the Company, the
  --------------
separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation and as a wholly-owned subsidiary of Purchaser. The surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."
                    ---------------------

     2.2  Filing and Effectiveness.  This Agreement, together with the officers'
          ------------------------
certificates of each of the Constituent Corporations required by California Law (the "Officers' Certificates"), shall be filed with the Secretary of State of
      ----------------------
the State of California at the time specified in the Reorganization Agreement. The Merger shall become effective upon the filing of this Agreement and the Officers' Certificates with, and acceptance by, the Secretary of State of the State of California (the "Effective Time").
                          --------------

     2.3  Effect of the Merger.  At the Effective Time, the effect of the Merger
          --------------------
shall be as provided in the applicable provisions of California Law, this Agreement and the Reorganization Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub and the Company shall become the debts, liabilities and duties of the Surviving Corporation.

     2.4  Articles of Incorporation.  At the Effective Time, the Articles of
          -------------------------
Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by such Articles of Incorporation and California Law.

     2.5  Bylaws.  At the Effective Time, the Bylaws of Merger Sub, as in effect
          ------
immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by such Bylaws and California Law.

     2.6  Conversion of Company Stock.
          ---------------------------

          (a)  Certain Definitions.  For purposes of this Agreement, the
               -------------------
following terms shall have the following meanings:

     "Combination Consideration" means the number of shares of Purchaser Common
      -------------------------
Stock issuable to a non-dissenting shareholder of the Company, calculated on the basis of the Exchange Ratio.

     "Exchange Ratio" means 0.86 shares of iPrint Common Stock.
      --------------

     "Company Common Stock" means the Common Stock, no par value per share, of
      --------------------
the Company.

     "Company Preferred Stock" means the Preferred Stock, no par value per
      -----------------------
share, of the Company.

     "Purchaser Common Stock" means the Common Stock, $0.001 par value per
      ----------------------
share, of the Purchaser.

          (b)  Conversion and Cancellation of Securities.  As of the Effective
               -----------------------------------------
Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock or capital stock of Merger Sub:

               (i)  Capital Stock of Merger Sub.  Each issued and outstanding
                    ---------------------------
share of the capital stock of Merger Sub shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation.

               (ii) Conversion of Company Common Stock.  Subject to Section
                    ----------------------------------
2.2(d) and Section 2.4 of the Reorganization Agreement, each issued and outstanding share of Company Common Stock (other than shares held in treasury by the Company, which shall cease to be outstanding and to exist and shall be canceled and retired), shall be converted into the right to receive the Exchange Ratio. All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Combination Consideration as set forth above and any cash in lieu of fractional shares of Purchaser Common Stock to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with
Section 2.3 of the Reorganization Agreement.

          (c)  No Fractional Shares.  No fraction of a share of Purchaser Common
               --------------------
Stock will be issued, but in lieu thereof each shareholder of Company Common Stock who would otherwise be entitled to a fraction of a share of Purchaser Common Stock (after aggregating all fractional shares of Purchaser Common Stock to be received by such holder) shall receive from Purchaser an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the per-share closing price of Purchaser Common Stock on the Nasdaq National Market as of the last trading day prior to the Closing. The fractional share interests of each shareholder of Company Common Stock shall be aggregated, so that no shareholder shall receive cash in respect of fractional share interests in an amount greater than the value of one full share of Purchaser Common Stock .

          (d)  Closing of Company Transfer Books.  At the Effective Time, the
               ---------------------------------
stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Company Common Stock or Company Preferred Stock thereafter on the records of the Company.

                                  ARTICLE III

                                 MISCELLANEOUS

     3.1  Purchaser Stockholder Approval.  The approval by the stockholders of
          ------------------------------
Purchaser is required as a condition to the effectiveness of the Merger.

     3.2  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.



                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              IPRINT TECHNOLOGIES, INC.


                              By:
                                 ---------------------------------------------
                              Name:  [__________]
                              Title:  President and Chief Executive Officer

                              By:
                                 ---------------------------------------------
                              Name:  [__________]
                              Title:  Secretary


                              WOOD ALLIANCE, INC.

                              By:
                                 ---------------------------------------------
                              Name:  [__________]
                              Title:  President

                              By:
                                 ---------------------------------------------
                              Name:  [__________]
                              Title:   Secretary


                              METAL COMBINATION CORP.

                              By:
                                 ---------------------------------------------
                              Name:  [__________]
                              Title:  President

                              By:
                                 ---------------------------------------------
                              Name:  [__________]
                              Title:   Secretary


                    [SIGNATURE PAGE - AGREEMENT OF MERGER]

                              WOOD ALLIANCE, INC.

                  OFFICERS' CERTIFICATE OF APPROVAL OF MERGER

     The undersigned, [__________] and [__________], do hereby certify that:

     1. They are the President and Secretary, respectively, of Wood Alliance, Inc., a California corporation ("the Company ").
                                 ------------

     2. The principal terms of the Agreement of Merger in the form attached to this Certificate providing for the merger (the "Merger") of Metal Combination
                                                ------
Corp., a California corporation, with and into the Company was duly approved by the Board of Directors and shareholders of the Company.

     3. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which [__________] shares are issued and outstanding and are entitled to vote, and 25,000,000 shares of Preferred Stock, 12,500,000 of which are designated Series A Preferred Stock, none of which shares are issued and outstanding and none of which shares are entitled to vote. The votes of more than 50% of the shares of Company Common Stock entitled to vote were required to approve the Merger and the principal terms of the Agreement of Merger.

     4. The principal terms of the Agreement of Merger were approved by the consent of the holders of at least a majority of the shares of Company Common Stock entitled to vote, voting as a class, which vote exceeded the vote required.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

     Date:                , 2001
            --------------
                              Signature:
                                        ----------------------
                              Name:  [__________]
                              Title:   President



                              Signature:
                                        ----------------------
                              Name:  [__________]
                              Title:   Secretary

                            METAL COMBINATION CORP.


                  OFFICERS' CERTIFICATE OF APPROVAL OF MERGER

     The undersigned, [__________] and [__________], do hereby certify that:

     1. They are the President and Secretary, respectively, of Metal Combination Corp., a California corporation ("Merger Sub").
                                              ----------

     2. The principal terms of the Agreement of Merger in the form attached to this Certificate providing for the merger (the "Merger") of Merger Sub with and
                                                ------
into Wood Alliance, Inc., a California corporation, was duly approved by the Board of Directors and by the sole shareholder of Merger Sub.

     3. The authorized capital stock of Merger Sub consists of 1,000 shares of Common Stock. There are 1,000 shares of Merger Sub Common Stock issued and outstanding, all of which were entitled to vote upon the Merger. A vote of more than 50% of the outstanding shares of Merger Sub Common Stock was required to approve the Merger.

     4. The principal terms of the Agreement of Merger were approved by the consent of Merger Sub's sole shareholder, holding 100% of Merger Sub's issued and outstanding shares, which vote exceeded the vote required.

     5. The vote of the stockholders of iPrint Technologies, inc., the sole shareholder of Merger Sub, required for the exchange of its shares of common stock for the common stock of Wood Alliance, Inc. was obtained.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

     Date:                , 2001
            --------------
                                    Signature:
                                              --------------------------
                                    Name:  [__________]
                                    Title:   President


                                    Signature:
                                              --------------------------
                                    Name:  [__________]
                                    Title:   Secretary